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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2000


                                  CAMBIO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                               0-19726                       94-3022377
 ---------------------------                ------------                -----------------
(State or other jurisdiction                (Commission                   (IRS Employer
     of incorporation)                      File Number)               Identification No.)


6006 North Mesa Street, El Paso, Texas                                        79912
---------------------------------------                                     ---------
(Address of principal executive offices)                                   (Zip Code)



Registrant's telephone number, including area code:  (915) 581-5828
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         CLOSING OF PRIVATE PLACEMENT FINANCING

         On July 27, 2000, Cambio, Inc. (the "Company") completed a private placement of $1.0 million principal amount of 6% convertible notes (the "Notes") to the subscribers named in the Subscription Agreement (the "Subscribers"). In connection with this financing, the Company also issued warrants to purchase 1,250,000 shares of common stock (the "Warrants").

         The Company has agreed to file a registration statement covering resale of the common stock issuable upon conversion of the Notes and exercise of the Warrants and to use its reasonable efforts to cause such registration statement to become effective within 90 days of the definitive agreement. Commencing on the effectiveness of the registration statement and for a period of three years, the Subscribers have agreed to purchase from the Company convertible notes up to the principal amount of $17.0 million (the "Put"). The Put is exercisable at the option of the Company. In connection with the Put, the Company is obligated to issue additional warrants to the Subscribers.

         The above description is a summary of the terms of the financing and is qualified in its entirety by reference to the exhibits attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c.  EXHIBITS.

         4.1 Form of Convertible Note, dated as of July 27, 2000.

         4.2 Form of Warrant, dated as of July 27, 2000.

         10.1 Form of Subscription Agreement, dated as of July 27, 2000, between Cambio, Inc. and the Subscribers named therein.


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           CAMBIO, INC.



Date: August 16, 2000                      By /s/ Ali Al-Dahwi
                                              -------------------
                                              Ali Al-Dahwi
                                              President


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                                 EXHIBITS INDEX

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
 4.1     Form of Convertible Note, dated as of July 27, 2000.

 4.2     Form of Warrant, dated as of July 27, 2000.

 10.1    Form of Subscription Agreement, dated as of July 27, 2000, between
         Cambio, Inc. and the Subscribers named therein.


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